SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K

                              Current Report


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


 Date of Report (date of earliest event reported):  October 19, 1999
                                                    ----------------


                           II-VI INCORPORATED
                           ------------------
           Exact name of registrant as specified in its charter)


       Pennsylvania           0-16195            25-1214948
       ------------           -------            ----------
      (State or other       (Commission         (IRS Employer
      jurisdiction of       File Number)    Identification Number)
       incorporation)


    375 Saxonburg Boulevard, Saxonburg, Pennsylvania     16056
    ------------------------------------------------     -----
      (Address of principal executive offices)        (ZIP Code)



Registrant's telephone number, including area code:  724-352-4455
                                                     ------------

Former name or former address, if changed, since last report:
    Not Applicable

Item 5.  Other Events
         ------------

     On October 19, 1999, II-VI Incorporated (the "Company") issued a press release, "II-VI Incorporated: Record Bookings Quarter, First Quarter Revenues Increase 17% and Earnings Increase 276% Over Prior Year" announcing the financial results of the Company for the quarter ended September 30, 1999 (the "original press release"). On October 20, 1999, the Company reissued the original press release to correct the title of the original press release to read that earnings increase "176%" rather than "276%". There were no changes to the text or the financial statements of the original press release.


     The full text of the Company's corrected press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit No.          Description
----------           -----------

    99               Press Release


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      II-VI INCORPORATED
                                         (Registrant)



Date:  October 21, 1999        By:   /s/ Carl J. Johnson
                                         Carl J. Johnson
                               Chairman & Chief Executive Officer



Date:  October 21, 1999        By:   /s/ James Martinelli
                                         James Martinelli
                               Treasurer & Chief Financial Officer




                               EXHIBIT INDEX


Exhibit No.          Description
----------           -----------

    99               Press Release